                              BRIDGEWAY FUND, INC.

                      Statement of Additional Information

                             Dated October 31, 1999


This Statement of Additional Information (SAI) is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 1999, which incorporates this document by reference. All six Bridgeway Fund portfolios are represented in the prospectus and the
SAI: the Ultra-Small Company Portfolio, Ultra-Small Index Portfolio, Micro-Cap Limited Portfolio, Aggressive Growth Portfolio, Social Responsibility Portfolio, and Ultra-Large 35 Index Portfolio. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550 or in Houston 713-661-3500 or from our web site at www.bridgewayfund.com. Bridgeway Fund, Inc. is a Maryland corporation, incorporated on October 19, 1993. Bridgeway Capital Management, Inc. is a Texas corporation, incorporated on July 12, 1993.



                               TABLE OF CONTENTS


                                                             Cross-reference
                                                              to page in the
                                                                Prospectus
                                             Page
Investment Objectives and Policies             2           3, 8, 13, 17, 22, 27
Risk Factors                                   3           4, 9, 14, 18, 23, 28
Investment Restrictions                        5           4, 9, 14, 18, 23, 28
U.S. Government Securities                     7                    -
Foreign Securities                             7                    35
New Issues and Closed End Funds                7                    -
Management                                     7                    32
The Management Agreement                       8                    -
Security Selection Process                    13           3, 8, 13, 17, 22, 27
Disclaimer-CRSP                               13                    -
Portfolio Transactions and Brokerage          13                    -
Net Asset Value                               14                    34
Redemption in Kind                            14                    37
Taxation                                      15                    38
Dividends and Distributions                   15                    37
Performance Information                       15          5, 10, 14, 19, 24, 29
Allocation of Trades to Clients               17                    NA
General Information                           17                  2, 40
Financial Statements                          18                    -

INVESTMENT OBJECTIVES AND POLICIES

The Fund was organized as a series fund with three initial portfolios or series: Bridgeway Ultra-Small Company Portfolio, Bridgeway Aggressive Growth Portfolio, and Bridgeway Social Responsibility Portfolio. The Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997 and the Micro-Cap Limited Portfolio was added on June 5, 1998. Bridgeway Capital Management, Inc. is the Investment Adviser (hereinafter referred to by name or as the "Manager", or the "Adviser") for the six Portfolios. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Aggressive Growth Portfolios focus primarily on capital appreciation. There can be no assurance that the Portfolios will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by the Adviser in Bridgeway's actively managed (non-"index") portfolios, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis.

The Adviser may engage in "tax management" of each Bridgeway portfolio, when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Portfolio turnover. The Adviser uses the full breadth of its tax management tools only in the two index portfolios. Among the actively managed portfolios, Social Responsibility is relatively tax efficient. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Portfolio and for more details.

The Portfolios' investment policies are described in the Fund's prospectus. Additional disclosure appears below.

The Aggressive Growth and Social Responsibility Portfolios may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Portfolios will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market (Aggressive Growth Portfolio only), or may be as high as 150% of the market as measured by the estimated portfolio beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Investment Adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of the Aggressive Growth Portfolio's net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net assets. Subject to these two limiting constraints and applicable laws, this Portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.

The Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed either the amount of portfolio cash. In no case will the use of futures in this way exceed 35% of Portfolio total assets.

The Ultra-Small Company Portfolio will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited Portfolio will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only periodically invest in ultra-small companies, since the Ultra-Small Company Portfolio has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys.

The Index Portfolios seek to track their respective indexes with a degree of accuracy resulting in a correlation coefficient between the Portfolio and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise the Board of Directors of proposed actions and timeframes to bring the Portfolio back into line with the standard.

RISK FACTORS

A discussion of risk for each of the Fund portfolios appears in the prospectus. Because the Ultra-Small Company, Ultra-Small Index, and Micro-Cap Limited Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based 9 and 10 Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 19998 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds, or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio.) Investors normally think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks) which an investor needs in a one year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company, Ultra-Small Index Portfolio, or Micro-Cap Limited Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns.

                                    Table A
     Short-term Risk Characteristics of Various Asset Classes (1926-19987)

                                           Govt.          Corp.           Large         Small       Ultra-Small
                           T-Bills         Bonds          Bonds          Stocks        Stocks            Stocks
Avg. Annual Return            3.7%          5.0%           5.8%           11.2%         11.7%             13.4%
Std. Deviation                3.2%          9.2%           8.5%           20.3%         33.8%             46.2%
Beta                            NA            NA             NA             1.0           1.4               1.7
Worst year decline              NA         -9.2%          -8.1%          -43.3%        -58.0%            -45.2%
Worst year (1940-1998)          NA         -9.6%          -8.1%          -26.5%        -30.9%            -27.8%
% of 1-year declines            0%           28%            23%             29%           30%               30%
% of 3-year declines            0%           15%            13%             13%           21%               18%
% of 5-year declines            0%            9%             5%             11%           14%               14%

Long-term Risk

While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks may be too risky for short-term investments, but are an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.


                                    Table B
            Long-term Risk Characteristics of Various Asset Classes
                      ADJUSTED FOR INFLATION (1926-1996)

                                          Govt.          Corp.         Large          Small    Ultra-Small
                          T-Bills         Bonds          Bonds        Stocks         Stocks         Stocks
Worst 16-year period       -43.9%        -49.4%         -46.3%        -14.6%          -4.5%         +10.0%
% 16-year declines          28.0%         46.0%          35.0%          1.0%           1.0%           0.0%

There are special factors to consider relating to investing in the Aggressive Growth and the Social Responsibility Portfolios. The Aggressive Growth Portfolio and the Social Responsibility Portfolio may 1) borrow money from banks up to 50% of the net assets of the respective portfolios, and 2) purchase and sell futures and options on stock indexes,(and for Aggressive Growth only) also interest rate and currency instruments, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Portfolios' assets and the net asset value of their shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for the purpose of making short-sales "against the box" (short-sales of securities owned). This would happen only in the event a redemption would otherwise cause a distribution of capital gains. The Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.

The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" that have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers. The Social Responsibility Portfolio may purchase the same type of securities and utilize the same investment techniques, except that it will only enter into short sale transactions against the box, will not invest in closed-end investment companies, and will not lend portfolio securities. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Growth Portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both.

Shareholders of the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities. Although the Adviser believes that the investment techniques it employs to manage risk in the Aggressive Growth and Social Responsibility Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indexes or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth and Social Responsibility Portfolios to increase or decrease portfolio exposure to stock market risk as indicated by statistical models. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Growth Portfolio may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non hedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Aggressive Growth and Social Responsibility Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Index, and Micro-Cap Limited, and Aggressive Growth Portfolios. The Adviser manages this risk
   o in the Micro-Cap Limited by its low closing commitment,
   o in Aggressive Growth by limiting exposure to any one security,
   o in Ultra-Small Index by strongly discouraging investment by market timers and other investors who would sell in a market downturn, and
   o in all Portfolios by maintaining some very liquid stocks.

Portfolio Turnover Rate Considerations

In the Aggressive Growth Portfolio, portfolio turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal 1999, this Portfolio's turnover rate was 211%.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's portfolios may not:

           1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

           2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

           3. Issue senior securities, except that the Aggressive Growth and Social Responsibility Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

           4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

           5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.

           6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

           7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may lend their portfolio securities to others on a fully collateralized basis.

           8. Make investments for the purpose of exercising control or management.

           9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

           10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

           11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

           12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

           13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

           14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). However, the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not purchase any warrants.

           15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

           16. Invest in oil, gas or mineral related programs, partnerships or leases.

           17. Invest in securities which would cause the The Ultra-Small Index Portfolio and Ultra-Large 35 Index Portfolio to violate the Board approved policy to weight the Portfolio's sector composition within one and one-half percentage points (of total) of the sector composition of their respective indexes.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers" those, which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issuers" which have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are

                               Position with the
                               Fund                   Principal Occupation
John N. R. Montgomery*         President and          President of the Fund since 11/93
                               Director               and the Adviser since 7/93.

Karen S. Gerstner              Director               Attorney and partner, Davis Ridout
                                                      Jones and Gerstner since 2/99. Prior to
                                                      that she was an attorney and partner,
                                                      Dinkins Kelly Lenox Gerstner & Lamb,
                                                      LLP Houston, Texas.

Miles Douglas Harper, III      Director               Gainer, Donnelly, and Desroches
                                                      since 1/99. Prior to that he was
                                                      Vice President, Wood, Harper, PC,
                                                      a CPA firm in Houston, Texas,
                                                      since 2/1991.

Glen Feagins                   Treasurer              Full time employee of Bridgeway Capital
                                                      Management since 1995. Self-employed
                                                      consultant in the mutual fund industry
                                                      and employee of Bridgeway Capital
                                                      Management since 1994.

Joanna Schima                  Secretary              Employee of Bridgeway Capital Management
                                                      since 1993.

*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

The Fund pays fees of $750 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 1999, the directors received the following compensation:

                                     Aggregate             Pension or          Estimated Annual
                                 Compensation from    Retirement Benefits       Benefits Upon        Total Compensation
                                       Fund                 Accrued               Retirement           from the Fund
Name of Director
Karen Gerstner                        $4,000                  N/A                    N/A                  $4,000(1)
Miles Douglas Harper, III             $4,000                  N/A                    N/A                  $4,000(1)
John N.R. Montgomery                    $ 0                   N/A                    N/A                    $ 0

(1) The directors received this compensation in the form of shares of the Fund, credited to his or her account.


THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management

Agreement (the "Agreement") dated May 26, 1994; a second Investment Management Agreement dated May 26, 1997 addresses the management of the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio; a third Investment Management Agreement dated June 3, 1998 addresses the management of the Micro-Cap Limited Portfolio. On April 28, 1999, the three Agreements were extended for another year by the Board of Directors. On August 18, 1999 the Agreements were amended to incorporate the following expense limitation provisions that had previously been an undertaking of the Adviser.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

             Ultra-Small Company                       2.0%
             Aggressive Growth                         2.0%
             Social Responsibility*                    1.5%
             Ultra-Small Index                        0.75%
             Ultra-Large 35 Index                     0.15%
             Micro-Cap Limited                         1.9%

       * For the Social Responsibility Portfolio only, if the performance adjustment portion of the management fee is positive, then the expense ratio will be reimbursed to the level of 1.5% plus the performance adjustment up to a maximum expense ratio of 2.0%.

The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by Mr. John N. R. Montgomery and his family. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he is assisted by other employees who provide him with research and trading assistance. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. Mr. Montgomery was a research engineer/project manager at the Massachusetts Institute of Technology, served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in July, 1993.

Under all of the Agreements, the Adviser provides a continuous investment program for the Portfolios of the Fund by placing orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, clerical staff, office space, equipment and services.

As compensation for advisory services rendered to the Ultra-Small Index and Ultra-Large 35 Index Portfolios, and the charges and expenses assumed and to be paid by the Adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

     .5% of the value of the Ultra-Small Index Portfolio's average daily net assets and
     .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets.

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Social Responsibility, Ultra-Small Company and Micro-Cap Limited Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

      .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
      .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that a Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had

$55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion that such period bears to a full month.

The Aggressive Growth, Social Responsibility and Micro-Cap Limited Portfolios base fee described above will be adjusted each quarterly Period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.

The performance adjustment rate shall vary with the Fund's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Growth and Social Responsibility Portfolios is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio will be the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67%(Aggressive Growth and Social Responsibility) and 2.8% (Micro-Cap Limited) of the difference between the performance of the Portfolios and that of the Index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark Index performance is less than or equal to 2%. The graphs and tables in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the Portfolio performance relative to the benchmark index.

The performance period shall consist of the most recent five-year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The performance of the benchmark index will be the 5-year percentage increase (or decrease) in the S & P 500 Index /CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. For example, an increased fee will could result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index.

As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share will be calculated as follows during the initial five year period:

From April 30, 1995 through September 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the benchmark index over the number of quarters that have elapsed since the Fund began operations (August 5, 1994). Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Since the Micro-Cap Limited Portfolio does not have a five-year operating history, the performance rate adjustment will be calculated as follows during the initial five-year period.

From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

For the last three fiscal years ending June 30 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:

                                                                    Waived         Waived
                                 Advisory Fee     Expense          Advisory      Accounting
   Portfolio By Fiscal Year      Per Contract     Reimbursement      Fees           Fee
   Ultra-Small Company
      6/30/99                      $495,000           $0            $86,675          $0
      6/30/98                      $495,000           $0              $0             $0
      6/30/97                      $143,395           $0            $29,727          $0
   Ultra-Small Index
      6/30/99                       $6,753          $8,015          $6,753         $7,861
      6/30/98                       $5,382          $1,926          $5,382         $3,386
      6/30/97                         n/a            n/a              n/a           n/a
   Aggressive Growth
      6/30/99                       $14,577           $0              $0             $0
      6/30/98                       $39,058           $0              $0             $0
      6/30/97                       $28,802           $0            $18,126          $0
   Social Responsibility
      6/30/99                       $3,966            $0            $3,966         $8,552
      6/30/98                       $1,950          $5,765          $1,950        $15,219
      6/30/97                       $1,596          $8,092          $1,596         $9,811
   Ultra-Large 35 Index
      6/30/99                       $1,754          $6,444          $1,754         $8,160
      6/30/98                        $106           $9,077           $106          $3,442
      6/30/97                         n/a            n/a              n/a           n/a
   Micro-Cap Limited
      6/30/99                       $99,314           $0              $0             $0
      6/30/98                         n/a            n/a              n/a           n/a
      6/30/97                         n/a            n/a              n/a           n/a

The Net Advisory Fees were paid at the end of each month after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Growth and Ultra-Small Company, 0.75% for Ultra-Small Index, 1.9% for Micro-Cap Limited, 1.5% for Social Responsibility and 0.15% for Ultra-Large Index.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange

Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders,
(8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense,
(11) insurance expense, and (12) association membership dues.

The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

The Agreements were first approved by the Board of Directors on January 17, 1994, March 19,1997, and Feb. 27, 1998, and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The continuation of the current contracts was approved on April 28, 1999 for another year, and they will continue in effect through June 30, 2000. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.

The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 58 of the prospectus, the Adviser has a unique mission statement that sets it apart from others in the industry:

           OUR MISSION is to:

              o oppose and alleviate the effects of genocide and oppression,
              o support Christian service,
              o nurture educational causes, and
              o improve the quality of urban life.

           OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

              o uphold the highest standards of INTEGRITY.
              o maintain a long term risk-adjusted investment PERFORMANCE
                 RECORD in the top 5% of investment advisers,*
              o provide extraordinary SERVICE QUALITY,
              o achieve a superior (efficient) COST structure, and

           OUR GREATEST RESOURCE is people.  Recognizing this, we strive to:

              o create a positive, fun, and challenging atmosphere,
              o provide fair compensation commensurate with performance,

              o give regular, peer feedback,
              o spend resources lavishly on hiring and training, and
              o value the family.

*The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each quarterly report to shareholders.

The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.

SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Index Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Security Prices
(CRSP), the organization which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in the portfolios of the Fund, the Adviser shall select broker-dealers ("brokers") that, in its judgment, will provide "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; and (2) were for services which provide lawful and appropriate assistance to its decision-making process; and
(3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The vast majority of Fund brokerage services are placed on the basis of best price and execution. Rarely, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by the Fund. In this case, the Fund may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that the Fund normally pays. The services discussed above may be in written form or through direct contact with individuals. In its last three fiscal years ending June 30, the Fund's Portfolios paid brokerage commissions as follows:



                                     Brokerage Commissions Paid
           Portfolio          6/30/99            6/30/98           6/30/97

  Ultra-Small Company         $56,559            $86,896           $39,417
  Ultra-Small Index            $1,426             $4,078               n/a
  Micro-Cap Limited           $14,008                n/a               n/a
  Aggressive Growth            $9,779             $9,779            $5,094
  Social Responsibility          $635               $685              $227
  Ultra-Large 35 Index           $652                $86               n/a
                              $83,059           $101,524           $44,738

In the current fiscal year, each Portfolio paid the same or less than the prior fiscal year, except Ultra-Large 35 Index (which grew in size by more than ten-fold) and Micro-Cap Limited (which was new). These commission costs reflect the Adviser's goal to pursue cost efficiency.

It is the Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions of any kind. The Adviser will inform the Fund's Board of Directors of any changes to this policy.

 NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gains) and net capital gains that are distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's printed materials, for the 1, 5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                             P(1 + T)n = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                          YIELD = 2 [ (a-b + 1)6 - 1]
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information
The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Mutual Funds Magazine, or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

ALLOCATION OF TRADES TO CLIENTS

The Adviser seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. The Adviser's clients include the six portfolios of Bridgeway Fund and private clients whose assets recently totaled about $15 million. Unlike Bridgeway Fund, not all clients have access to all brokers, since this would generally cost the client 0.25% annually in custodian fees. To avoid this expense for non-Fund clients, and to provide for an allocation of trades which is fast, fair, and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading at Instinet (or other trading network), it may execute trades at this network for all clients who have an account with Bridgeway's custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower (zero) custodian cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The Advisor will document this rotation in a separate file which includes the trade date, security, and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients.

4. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will get priority overriding procedure number 3. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

Procedure 1 will frequently, but not always override procedure 3.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

PricewaterhouseCoopers L.L.P. serves as the independent auditors of the Fund. Compass Bank acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this Statement of Additional Information.

The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 1999.

                                                                     Percentage Ownership
                                                  -----------------------------------------------------------------------
                                                   Aggres-    Social    Ultra-   Ultra-    Ultra-     Micro-
                                                     sive     Respon-   Small    Small    Large 35     Cap       Fund
Name                     Address                    Growth   sibility   Comp.    Index     Index     Limited     Total
Donaldson, Lufkin  &     P. O. Box 2052 Jersey                                    6.2%      7.1%                 1.6%
Jenrette                 City,
Securities Corp.         NJ 07303

E*Trade Securities       Four Embarcadero Pl.,                 5.6%              17.9%     11.7%      20.3%      6.6%
                         2400 Geng Rd
                         Palo Alto,
                         CA  94303

Kenneth Kern             4444 Richmond               6.2%                                                        1.7%
                         Houston, TX  77027

National Financial       One World Fin'l Center     10.1%      39.0%    10.8%    25.7%     55.6%      20.7%      17.5%
Services Corp.           New York,
                         NY  10281

National Investors       55 Water Street, 32nd                 5.0%              47.8%     23.4%      21.6%      10.5%
Services Inc.            Floor
                         New York, NY
                         10041-3299

William Wallace          1500 West                   6.7%                                                        1.0%
                         Kennedy Rd
                         Lake Forest,
                         IL  60045                 _______    _______   ______  _______   _______    _______    _______

Total above                                         23.0%      49.6%    10.8%    97.6%     97.8%      62.6%      37.0%

All officers/directors                               0.7%      1.2%      0.3%     0.0%      1.1%       0.0%      0.0%

FINANCIAL STATEMENTS

The Fund's 1999 Annual Report to Shareholders was mailed to shareholders on August 30, 1999; it will be sent to any other interested party upon written request to the Fund. It is incorporated here by reference. It can also be located at the Fund's email address www.bridgewayfund.com.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                   Shares      Value
    --------  -------                                   ------      -----

Common Stock - 94.6%
    Aerospace - 0.6%
            Axsys Technologies, Inc. *                  17,950    $  206,425

    Air Transport - 2.3%
            Cade Industries, Inc. *                     48,000       124,500
            Frontier Airlines, Inc. *                   36,000       580,500
            Tower Air Inc. *                            12,000        32,250
            World Airways, Inc. *                       15,000        23,438
                                                                  ----------
                                                                     760,688
    Aluminum & Products - 0.7%

            InVision Technologies, Inc. *               47,100       241,388

    Auto Parts - 0.2%
            R & B, Inc. *                                6,000        49,500


    Automobiles - 0.6%
            Featherlite, Inc. *                         16,100       109,681
            McLaren Automotive Group Inc.*              18,000        87,750
                                                                  ----------
                                                                     197,431
    Banking - 0.3%
            Hallmark Capital Corporation *               7,800        90,675

    Beverages - 0.5%
            Saratoga Beverage Group Inc. *              41,646       104,115
            Vermont Pure Holdings, Ltd. *               18,500        65,906
                                                                  ----------
                                                                     170,021
    Building - 1.4%
            Dominion Homes, Inc. *                       6,000        44,250
            Engle Homes, Inc.                           10,100       138,875
            Perini Corporation *                        15,300        87,019
            Transcoastal Marine
               Services, Inc. *                         37,400       182,325
            The Turner Corporation *                     1,000        17,625
                                                                  ----------
                                                                     470,094
    Chemicals - 0.0%
            Pure World, Inc. *                             400         1,725


    Containers - 0.1%
            Disc Graphics, Inc. *                        8,900        43,944

    Data Processing - Hardware - 1.1%

            Bell Microproducts, Inc. *                  52,350       359,906

    Data Processing - Software & Services - 20.4%
            ARDENT Software, Inc. *                      1,600        34,000
            CFI Proservices *                           12,200       137,250
            Caredata.com Inc. *                          2,000        18,000
            Catalyst International, Inc. *              26,300       471,756
            Condor Technology
               Solutions, Inc. *                        52,000       243,750
            DA Consulting Group, Inc. *                 39,800       238,800
            FOURTH SHIFT Corporation *                  66,500       245,219
            Health Management
               Systems, Inc. *                          60,000       330,000
            Input Software Inc. *                       29,000       173,094
            Managed Care Solutions *                    18,100        65,613
            MapInfo Corporation *                        2,000        38,000
            MathSoft, Inc. *                           116,000       333,500
            Mecon, Inc. *                                7,600        57,000
            Merisel, Inc. *                             77,500    $  176,797
            Overland Data, Inc. *                       58,000       369,750
            Performance Technologies, Inc. *            43,200       869,400
            Point of Sale Ltd. *                        29,000       362,500
            Printrak International Inc. *               12,000        88,500
            SEEC, Inc. *                               104,900       445,825
            The Santa Cruz Operation, Inc. *            73,500       480,047
            Simware Inc. *                              54,800       191,800
            Unify Corporation *                         61,600       831,600
            Verity, Inc. *                               7,800       422,663
                                                                  ----------
                                                                   6,624,864
    Drugs-Generic and OTC - 2.4%
            D & K Healthcare
               Resources, Inc. *                        26,700       637,463
            Neogen Corporation *                        22,500       143,438
                                                                  ----------
                                                                     780,901
    Education - Education - 0.1%
            TRO Learning, Inc *                          6,500        39,813


    Electronics/Electric - 8.1%
            Dataram Corporation *                        8,300        81,963
            EDO Corporation                             15,000       108,750
            Gentner Communications
               Corporation *                            65,000       333,125
            Gradco Systems, Inc. *                     123,400       323,925
            inTest Corporation *                         5,100        35,700
            K-Tron International, Inc. *                11,400       200,925
            Key Tronic Corporation *                     5,000        28,125
            MYR Group Inc.                               3,600        63,225
            OYO Geospace Corporation *                   6,300        82,688
            PSC Inc. *                                  33,100       324,794
            Percon Inc. *                               10,500        84,656
            Royal Appliance Mfg. Company*               15,000       104,063
            Spire Corporation *                          2,000         7,750
            Vari-L Company *                            70,700       605,369
            Vicon Industries, Inc *                     27,900       251,100
                                                                  ----------
                                                                   2,636,158
    Finance - 2.8%
            Litchfield Financial Corporation             2,000        33,875
            Pilgram America Capital
               Corporation *                            45,500       881,563
                                                                  ----------
                                                                     915,438
    Food - 0.6%
            Green Mountain Coffee, Inc. *               30,000       205,313

    Food Serving - 1.4%
            Garden Fresh Restaurant
               Corporation *                             7,700       144,375
            Roadhouse Grill, Inc. *                     49,600       319,300
                                                                  ----------
                                                                     463,675
    Graphic Arts - 0.4%
            Baldwin Technology
               Company, Inc. *                          23,700        69,619
            PrimeSource Corporation *                    7,900        48,388
                                                                  ----------
                                                                     118,007
    Health Care Facilities - 0.5%
            Advocat Inc. *                              25,100        48,631
            Insight Health Services
               Corporation *                             4,300        27,413
            MIM Corporation *                           37,000        90,188
                                                                  ----------
                                                                     166,232

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999

    Industry  Company                                   Shares      Value
    --------  -------                                   ------      -----

    Home Furnishings - 2.3%
            Crown Crafts, Inc.                          13,200    $   57,750
            Flexsteel industries, Inc. *                 7,400        98,513
            Interiors, Inc. *                           27,000        28,688
            Winsloew Furniture, Inc. *                  17,200       578,350
                                                                  ----------
                                                                     763,301
    Housewares - 2.2%
            Home Products
               International, Inc. *                    84,600       719,100


    Jewelry, Silverware, Watches - 1.3%
            Jan Bell Marketing, Inc. *                  41,300       144,550
            OroAmerica, Inc. *                          41,800       292,600
                                                                  ----------
                                                                     437,150
    Leather & Shoes - 1.6%
            Candie's Inc. *                             80,900       165,238
            Tandy Brands Accessories, Inc.*             20,590       352,604
                                                                  ----------
                                                                     517,842
    Leisure-Amusement - 5.4%
            Funco, Inc. *                                2,000        36,875
            Noodle Kidoodle, Inc. *                     62,500       332,031
            PTI Holding Inc. *                         110,900       325,769
            SCP Pool Corporation *                      39,626     1,025,323
            Sonic Solutions *                            8,000        37,000
                                                                  ----------
                                                                   1,756,998
    Machinery - 0.5%
            Denali Incorporated *                       12,100        90,750
            Inotek Technologies
               Corporation *                             3,000         1,500
            Summa Industries *                           5,150        66,628
                                                                  ----------
                                                                     158,878

    Medical Equipment/Supplies - 2.2%
            Del Global Technologies
               Corporation *                             4,400        42,900
            Dental/Medical Diagnostic
               Systems, Inc. *                          40,700       269,638
            HPSC, Inc. *                                 3,500        33,250
            I-Flow Corporation *                        45,400       160,319
            Interpore International *                   47,000       193,875
            Kewaunee Scientific Corporation              2,600        27,300
                                                                  ----------
                                                                     727,282

    Mining - 0.0%
            Alta Gold Company *                          9,000         2,250

    Office Equipment - 0.1%
            Officeland Inc. *                           23,500        20,562

    Oil & Gas - 3.5%
            Adams Resources & Energy, Inc.               6,500        51,188
            Bolt Technology Corporation *               42,700       242,856
            Callon Petroleum Company *                  26,740       275,756
            Castle Energy Corporation                   20,500       369,000
            Clayton Williams Energy Inc. *               7,200        42,750
            Petroleum Development
               Corporation *                            39,000       163,313
                                                                  ----------
                                                                   1,144,863
    Pollution Control - 0.5%
            American Eco Corporation *                  54,500       109,000
            MISONIX, Inc. *                              7,400        47,637
                                                                  ----------
                                                                     156,637

    Retail Stores - 12.3%
            Andersons Inc.                              14,050    $  179,138
            Braun's Fashions Corporation *              59,400       850,163
            Catherines Stores Corporation *             92,800     1,148,400
            Creative Computers, Inc. *                  39,825       318,600
            EZCORP, Inc.                                14,600       100,375
            JLM Couture Inc. *                           9,200        20,988
            Jos. A. Bank Clothiers, Inc. *             111,200       708,900
            Phar-Mor Inc. *                             42,800       181,900
            Wilsons The Leather Experts Inc. *          29,800       489,838
                                                                  ----------
                                                                   3,998,302
    Services - 9.3%
            ASI Solutions Inc. *                        15,500       127,875
            Advanced Marketing
               Services, Inc.                           16,650       249,750
            FTI Consulting, Inc. *                      52,800       277,200
            GRC International, Inc. *                   60,000       510,000
            HMG Worldwide Corporation *                 37,500       147,656
            Innovative Medical Services *               12,400        24,413
            InterDent, Inc. *                           28,223       206,381
            International Airline Support
               Group, Inc. *                             3,500        14,875
            Laser-Pacific Media Corporation*            83,000       495,406
            Navigant International, Inc. *              62,000       488,250
            ProsoftTraining.com *                       20,000        50,000
            Rich Coast Inc. *                           35,125         8,781
            The Solomon-Page Group Ltd. *               28,500        82,828
            TEAM America Corporation *                  10,500        46,922
            United Shipping &
               Technology, Inc. *                       17,500        50,313

            VDI Media *                                 34,000       221,000
                                                                  ----------
                                                                   3,001,650
    Steel/Iron - 0.0%
            Bayou Steel Corporation *                    1,500         5,625

    Telecommunications - 5.0%
            Comtech Telecommunications
               Corporation. *                            6,000        63,750
            Gilat Communications Ltd. *                 56,300       900,800
            TTI Team Telecom
               International Ltd. *                     65,300       653,000
                                                                  ----------
                                                                   1,617,550
    Textiles - 0.1%
            Haggar Corporation                           3,500        45,938

    Transportation - 1.1%
            RailAmerica, Inc. *                         34,600       356,813

    Transportation/Freight - 1.8%
            Consolidated Delivery &
               Logistics, Inc. *                        15,100        52,850
            Forward Air Corporation *                   19,400       545,625
                                                                  ----------
                                                                     598,475
    Trucking - 0.9%
            P.A.M. Transportation
               Services, Inc. *                         12,400       122,450

                                     F-2

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                      Shares       Value
    --------  -------                                      ------       -----

    Trucking, continued
            Smithway Motor Xpress
               Corporation *                               13,100        131,000
            USA Truck, Inc. *                               3,900         35,709
                                                                     -----------
                                                                         289,159

                                                                     -----------

    Total Common Stock (Identified Cost $31,019,320)                 $30,860,573


Short-term Investments - 5.1%

    Money Market Funds - 5.1%
            Expedition Money Market Fund                  569,301        569,301
            Federated Money Market Prime
               Obligations Fund                           552,557        552,557
            SEI Daily Income Trust Prime
               Obligations Fund                           552,557        552,557
                                                                     -----------
                                                                       1,674,415

                                                                     -----------

    Total Short-term Investments
       (Identified Cost $1,674,415)                                  $ 1,674,415

                                                                     -----------


Total Investments - 99.7%                                            $32,534,988


Other Assets and Liabilities, net - 0.3%                                 112,548

                                                                     -----------

Total Net Assets - 100.0%                                            $32,647,536
                                                                     ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $32,696,675.

Gross unrealized appreciation and depreciation were $6,319,198 and $6,477,816, respectively, or net unrealized depreciation of $158,618.


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 1999

ASSETS:
      Investments at value (cost - $32,693,735)                                                   $ 32,534,988
      Receivable for investments sold                                                                  240,499
      Receivable from adviser                                                                              929
      Receivable for interest                                                                            5,495
      Receivable for dividends                                                                             703
      Prepaid expenses                                                                                  16,315
                                                                                                  ------------
            Total assets                                                                            32,798,929
                                                                                                  ------------

LIABILITIES:
      Bank overdraft                                                                                    55,560
      Payable for shares redeemed                                                                       53,093
      Payable for investments purchased                                                                  7,699
      Accrued expenses                                                                                  35,041
                                                                                                  ------------
            Total liabilities                                                                          151,393
                                                                                                  ------------
      NET ASSETS (2,189,000 SHARES OUTSTANDING)                                                   $ 32,647,536
                                                                                                  ============
      Net asset value, offering and redemption price per share ($32,647,536 / 2,189,000)          $      14.91
                                                                                                  ============

NET ASSETS REPRESENT:
      Paid-in capital                                                                             $ 38,095,031
      Undistributed net realized loss                                                               (5,288,748)
      Net unrealized depreciation of investments                                                      (158,747)
                                                                                                  ------------
      NET ASSETS                                                                                  $ 32,647,536
                                                                                                  ============

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                            STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                                   $     30,396
      Interest                                                                                          31,049
                                                                                                  ------------
            Total income                                                                                61,445
                                                                                                  ------------

EXPENSES:
      Management fees                                                                                  495,000
      Accounting fees                                                                                  180,308
      Audit fees                                                                                        21,798
      Custody                                                                                           30,234
      Amortization of organization costs                                                                 4,606
      Insurance                                                                                          7,176
      Legal                                                                                              5,072
      Registration fees                                                                                 13,673
      Directors' fees                                                                                    3,012
      Miscellaneous                                                                                      1,931
                                                                                                  ------------
            Total expenses                                                                             762,810
      Less fees waived                                                                                 (86,675)
                                                                                                  ------------
            Net expenses                                                                               676,135
                                                                                                  ------------

NET INVESTMENT LOSS                                                                                   (614,690)
                                                                                                  ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                              (5,288,748)
      Net change in unrealized depreciation                                                         (1,363,335)
                                                                                                  ------------
      Net realized and unrealized loss                                                              (6,652,083)
                                                                                                  ------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                                  $ (7,266,773)
                                                                                                  ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year ended           Year ended
INCREASE (DECREASE) IN NET ASSETS:                                                      June 30, 1999        June 30, 1998
OPERATIONS:
      Net investment loss                                                               $   (614,690)        $   (609,466)
      Net realized gain (loss) on investments                                             (5,288,748)          10,369,950
      Net change in unrealized depreciation                                               (1,363,335)          (4,439,194)
                                                                                        ------------         ------------
          Net (decrease) increase resulting from operations                               (7,266,773)           5,321,290
                                                                                        ------------         ------------
      Distributions to shareholders:
          From net investment income                                                               0                    0
          From realized gains on investments                                              (6,854,952)          (3,065,168)
                                                                                        ------------         ------------
            Total distributions to shareholders                                           (6,854,952)          (3,065,168)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                         7,383,817           15,231,033
      Reinvestment of dividends                                                            6,788,597            3,018,349
      Cost of shares redeemed                                                            (13,659,848)          (4,319,011)
                                                                                        ------------         ------------
          Net increase from Fund share transactions                                          512,566           13,930,371
                                                                                        ------------         ------------
          Net (decrease) increase in net assets                                          (13,609,159)          16,186,493
NET ASSETS:
      Beginning of period                                                                 46,256,695           30,070,202
                                                                                        ------------         ------------
      End of period                                                                     $ 32,647,536         $ 46,256,695
                                                                                        ============         ============

Number of Fund shares:
      Sold                                                                                   498,055              632,949
      Issued on dividends reinvested                                                         554,171              141,441
      Redeemed                                                                              (916,868)            (178,802)
                                                                                        ------------         ------------
          Net increase                                                                       135,358              595,588
      Outstanding at beginning of period                                                   2,053,642            1,458,054
                                                                                        ------------         ------------
      Outstanding at end of period                                                         2,189,000            2,053,642
                                                                                        ============         ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)

                                                                    Year ended        Year ended        Year ended
                                                                   June 30, 1999     June 30, 1998     June 30, 1997
PER SHARE DATA
      Net asset value, beginning of period                          $      22.52      $      20.62      $      16.68
                                                                    ------------      ------------      ------------
      Income (loss) from investment operations:
          Net investment loss                                              (0.28)            (0.34)            (0.24)
          Net realized and unrealized (loss) gain                          (3.77)             4.03              4.50
                                                                    ------------      ------------      ------------
               Total from investment operations                            (4.05)             3.69              4.26
                                                                    ------------      ------------      ------------
      Less distributions to shareholders:
          Net investment income                                             0.00              0.00              0.00
          Net realized gains                                               (3.56)            (1.79)            (0.32)
                                                                    ------------      ------------      ------------
               Total distributions                                         (3.56)            (1.79)            (0.32)
                                                                    ------------      ------------      ------------
      Net asset value, end of period                                $      14.91      $      22.52      $      20.62
                                                                    ============      ============      ============

TOTAL RETURN [1]                                                           (14.6)%            18.4%             26.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                     $ 32,647,536      $ 46,256,695      $ 30,070,202
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                         2.00%             1.67%             1.67%
          Expenses before waivers and reimbursements                        2.26%             1.67%             1.87%
          Net investment loss after waivers and reimbursements             (1.82)%           (1.42)%           (1.37)%

      Portfolio turnover rate [2]                                           80.4%            103.4%             56.2%

                                                                    Year ended        8/5/94* to
                                                                   June 30, 1996     June 30, 1995
PER SHARE DATA
      Net asset value, beginning of period                          $      11.35      $      10.33
                                                                    ------------      ------------
      Income (loss) from investment operations:
          Net investment loss                                              (0.21)            (0.04)
          Net realized and unrealized (loss) gain                           6.03              1.07
                                                                    ------------      ------------
               Total from investment operations                             5.82              1.03
                                                                    ------------      ------------
      Less distributions to shareholders:
          Net investment income                                             0.00              0.00
          Net realized gains                                               (0.49)            (0.01)
                                                                    ------------      ------------
               Total distributions                                         (0.49)            (0.01)
                                                                    ------------      ------------
      Net asset value, end of period                                $      16.68      $      11.35
                                                                    ============      ============

TOTAL RETURN [1]                                                            52.4%             10.5%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                     $  4,557,591      $    667,536
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                         1.97%             1.68%
          Expenses before waivers and reimbursements                        3.07%             8.34%
          Net investment loss after waivers and reimbursements             (1.47)%           (0.65)%

      Portfolio turnover rate [2]                                          155.9%            103.6%


[1]  Not annualized for periods less than a year.

[2]  Annualized for periods less than a year.

*    August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. On November 1, 1998 it reopened to existing investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.
       Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Portfolio for any operating expenses above 2.0%. To achieve this expense level the Adviser has waived $86,675 of the management fees for the year ended June 30, 1999.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $26,838,621 and $33,656,001 for the year ended June 30, 1999.

7.     Federal Income Taxes:

       The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 1999 the fund had $1,646,105 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $3,649,203 to the year ended June 30, 2000.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. Net investment losses of $614,690 were reclassifed to paid in capital for the year ended June 30, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.


                        /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 23, 1999

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                Shares         Value
    --------  -------                                ------         -----
Common Stock - 98.2%
    Aerospace - 0.3%
            Axsys Technologies, Inc. *                   400       $ 4,600

    Air Transport - 0.7%
            Cade Industries, Inc. *                    2,200         5,706


            World Airways, Inc. *                      3,300         5,156
                                                                   -------
                                                                    10,862
    Aluminum & Products - 0.3%
            InVision Technologies, Inc. *              1,000         5,125

    Auto Parts - 3.8%


            Hastings Manufacturing
               Company                                   300         4,069
            IMPCO Technologies, Inc. *                   829        10,570
            R & B, Inc. *                              2,300        18,975
            Raytech Corporation *                      6,400        26,400
                                                                   -------
                                                                    60,014
    Automobiles - 0.3%
            McLaren Automotive Group Inc *             1,000         4,875

    Banking - 8.7%
            Carolina Fincorp, Inc. *                     100           913
            Codorus Valley Bancorp, Inc *                400         7,100
            Community West Bancshares                    800         7,800
            Eagle BancGroup, Inc. *                      400         8,850
            FMS Financial Corporation *                  700         6,563
            FVNB Corporation *                           200         5,900
            Fidelity Federal Bancorp *                 2,945         8,835
            First Bancshares, Inc.                       600         6,900
            First Colonial Group, Inc.                   315         7,403
            Greater Community Bancorp *                  500         5,219
            Habercham Bancorp                            600         8,850
            Hallmark Capital Corporation *             1,100        12,788
            Milton Federal Financial
               Corporation *                             600         7,650
            NSD Bancorp, Inc.                            300         6,600
            Northrim Bank *                              600         6,600
            Northway Financial Inc. *                    300         8,325
            Peoples-Sidney Financial
               Corporation *                             600         6,000
            SNB Bancshares, Inc.                         500        10,000
            Timberland Bancorp, Inc. *                   500         5,875
                                                                   -------
                                                                   138,171
    Beverages - 0.4%
            Atlantic Premium Brands Ltd *              2,500         5,469

    Broadcasting - 0.6%
            Enterprise Software, Inc. *                1,200         9,600



    Building - 2.5%
            Dominion Homes, Inc. *                     1,250         9,219
            Engle Homes, Inc.                            500         6,875
            Meritage Corporation *                       450         4,922
            Miller Building Systems, Inc. *            1,000         5,875
            Orleans Homebuilders, Inc. *               2,200         4,125
            Perini Corporation *                         500         2,844
            The Rottlund Company, Inc. *               1,250         5,781
            Sundance Homes, Inc. *                       900           450
                                                                   -------
                                                                    40,091

    Chemicals - 1.5%
            Compass Plastics &
               Technologies *                          2,900       $   363
            JLM Industries, Inc. *                     1,100         5,775
            KMG Chemicals, Inc.                        1,100         6,050
            Pure World, Inc. *                         2,640        11,385
                                                                   -------
                                                                    23,573


    Data Processing - Hardware - 3.0%
            Bell Microproducts, Inc. *                   650         4,469
            Printronix, Inc. *                           700         9,800
            Prophet 21, Inc. *                         1,800        13,050
            Rimage Corporation *                       1,350        20,250
                                                                   -------
                                                                    47,569
    Data Processing - Software & Services - 13.3%
            ARDENT Software, Inc. *                    1,400        29,750
            BrightStar Information
               Technology Group *                      1,000         4,375
            CFI Proservices *                            500         5,625
            Catalyst International, Inc. *               500         8,969
            DA Consulting Group, Inc. *                  850         5,100
            FOURTH SHIFT Corporation *                 1,200         4,425
            Managed Care Solutions *                   1,000         3,625
            Mecon, Inc. *                                600         4,500
            MicroTouch Systems, Inc. *                   500         7,438
            Micros to Mainframes, Inc. *               2,500         9,063
            Performance Technologies,
               Inc. *                                    500        10,063
            Printrak International Inc. *                700         5,163
            SEEC, Inc. *                               1,100         4,675
            Unify Corporation *                        7,500       101,250
            Webhire Inc. *                             1,600         7,200
                                                                   -------
                                                                   211,221
    Drugs-Generic and OTC - 0.1%
            Natural Alternatives
               International, Inc. *                     500         1,719

    Education - Education - 0.4%
            TRO Learning, Inc *                        1,000         6,125

    Electronics/Electric - 5.8%
            Daktronics, Inc. *                           500         5,875
            Dataram Corporation *                        600         5,925
            EDO Corporation                            2,700        19,575
            Instron Corporation                          400         8,100
            PSC Inc. *                                   800         7,850
            Phoenix Gold International, Inc. *         1,000         2,250
            QualMark Corporation *                     1,200         2,775
            Vari-L Company *                           1,100         9,419
            Vicon Industries, Inc *                    3,400        30,600
                                                                   -------
                                                                    92,369
    Finance - 5.5%
            Ace Cash Express, Inc.                     1,200        16,950
            Capital Associates, Inc. *                 2,200         7,425
            Central Financial Acceptance *             1,800         6,525
            First Investors Financial
               Services Group *                        1,400         8,400
            Lexington Global Asset
               Managers, Inc. *                        2,300         8,194
            Maxcor Financial Group Inc. *              2,500         6,172

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                              Shares         Value
    --------  -------                              ------         -----
 Finance, continued
         Owosso Corporation *                       1,000         5,750
         Provident Financial
            Holdings, Inc. *                          300         6,000
         TFC Enterprises, Inc. *                    9,700        21,825
                                                                -------
                                                                 87,241


 Food - 2.9%
         AMCON Distributing Company                 1,700        17,000
         Lucille Farms, Inc. *                      2,000         6,250
         Monterey Pasta Company *                   8,400        22,050
                                                                -------
                                                                 45,300
 Food Serving - 1.6%
         Ark Restaurants Corporation. *             1,700        18,700
         Roadhouse Grill, Inc. *                    1,100         7,081
                                                                -------
                                                                 25,781
 Graphic Arts - 0.8%
         Baldwin Technology
            Company, Inc. *                         2,000         5,875
         PrimeSource Corporation *                  1,000         6,125
                                                                -------
                                                                 12,000
 Health Care Facilities - 0.7%
         Health Power, Inc. *                       2,000         4,331
         MIM Corporation *                          1,550         3,778
         NextHealth, Inc. *                         2,300         2,588
                                                                -------
                                                                 10,697
 Home Furnishings - 3.3%
         DMI Furniture Inc *                        3,400        10,200
         General Housewares Corporation*              400         7,775
         Winsloew Furniture, Inc. *                 1,000        33,625
                                                                -------
                                                                 51,600
 Household Products - 0.6%
         Safety 1st, Inc. *                         1,500         8,813

 Housewares - 0.4%
         Home Products
            International, Inc. *                     800         6,800

 Insurance - 0.8%
         21st Century Holding Company *             1,000         6,875
         Bancinsurance Corporation *                1,100         5,775
                                                                -------
                                                                 12,650
 Jewelry, Silverware, Watches - 3.1%
         Jan Bell Marketing, Inc. *                 7,100        24,850
         Michael Anthony Jewelers, Inc. *           4,200        17,063
         OroAmerica, Inc. *                         1,100         7,700
                                                                -------
                                                                 49,613
 Leather & Shoes - 0.7%
         Candie's Inc. *                              931         1,902
         Tandy Brands Accessories, Inc. *             500         8,563
                                                                -------
                                                                 10,465
 Leisure-Amusement - 2.1%
         Integrity Incorporated *                   2,200         6,738
         Noodle Kidoodle, Inc. *                    1,200         6,375
         Oshman's Sporting Goods, Inc. *            1,400         3,763
         SCP Pool Corporation *                       423        10,945
         Toymax International, Inc. *               1,300         6,663
                                                                -------
                                                                 34,484


 Machinery - 1.7%
         Denali Inc. *                                500       $ 3,750
         Riviera Tool Company *                       840         4,148
         Scherer Healthcare, Inc. *                 2,500         7,500
         Summa Industries *                           650         8,409
         Total Containment, Inc. *                  1,000         3,000
                                                                -------
                                                                 26,807
 Medical Equipment/Supplies - 0.7%
         HPSC, Inc. *                                 600         5,700
         Interpore International *                    890         3,671


         Meridian Medical
            Technologies, Inc. *                      300         1,913
                                                                -------
                                                                 11,284
 Metal/Other Fabricating - 0.6%
         The Eastern Company                          555         9,921

 Oil & Gas - 3.5%
         Bolt Technology Corporation *              1,800        10,238
         Callon Petroleum Company *                   375         3,867
         Columbus Energy Corporation *              2,090        12,540
         Dawson Geophysical Company *                 500         5,031
         Infinity, Inc. *                           3,000         6,750
         Maynard Oil Company *                        750         7,688
         Meteor Industries, Inc. *                  2,900         9,063
                                                                -------
                                                                 55,177
 Publishing - 0.2%
         PolyVision Corporation *                   1,500         3,844

 Retail Stores - 9.9%
         Andersons Inc.                               950        12,113
         Braun's Fashions Corporation *             2,400        34,350
         Cache, Inc. *                              1,100         7,563
         Calloway's Nursery, Inc. *                 2,000         2,938
         Catherines Stores Corporation *            2,000        24,750
         Cost-U-Less, Inc. *                        1,000         4,750
         Creative Computers, Inc. *                   480         3,840
         Eagle Food Centers, Inc. *                   500         1,547
         FFP Marketing Company, Inc. *                800         2,600
         Jos. A. Bank Clothiers, Inc. *             1,000         6,375
         Nitches, Inc. *                            1,300         4,631
         Pamida Holdings Corporation *              1,300        14,950
         Rag Shops, Inc. *                          3,600         8,775
         Ultimate Electronics, Inc. *                 800        14,550
         Wilsons The Leather
            Experts Inc. *                            500         8,219


         World of Science, Inc. *                   2,000         4,250
                                                                -------
                                                                156,201
 Retail Stores - Food Supermarkets - 0.2%
         Village Super Market, Inc. *                 300         3,863



 Services - 7.9%
         Advanced Marketing
            Services, Inc. *                          900        13,500
         American Physician
            Partners, Inc. *                        1,000         7,188
         Business Resource Group *                  6,100        20,206
         CORRPRO COS INC *                          2,125        18,328
         FTI Consulting, Inc. *                     1,800         9,450

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999



    Industry  Company                              Shares         Value
    --------  -------                              ------         -----
   Services, continued
           GRC International, Inc. *                  2,000        17,000
           Innodata Corporation *                     1,000        11,313
           InterDent, Inc. *                            835         6,106


           International Total Services, Inc.*        2,200         7,013
           Opinion Research Corporation *               900         5,063
           Outsource International, Inc. *            1,100         4,194
           VDI Media *                                1,000         6,500
                                                              -----------
                                                                  125,861
   Steel / Iron - 0.2%
           Cold Metal Products, Inc. *                1,300         3,494

   Steel/Iron - 0.9%
           Bayou Steel Corporation *                  1,000         3,750
           Kentucky Electric Steel, Inc. *            1,700         5,738
           Webco Industries, Inc. *                     900         4,613
                                                              -----------
                                                                   14,101
   Telecommunications - 3.0%


           Able Telcom Holding
              Corporation *                           2,200        15,950
           Bogen Communications
              International, Inc. *                   3,000        19,313
           Comtech Telecommunications
              Corporation *                             650         6,906
           Corsair Communications, Inc. *             1,100         4,675
                                                              -----------
                                                                   46,844
   Textiles - 0.4%
           The Dixie Group, Inc.                        700         5,928

   Transportation/Freight - 3.2%
           Consolidated Delivery &
              Logistics, Inc. *                       4,800        16,800
           Forward Air Corporation *                  1,200        33,750
                                                              -----------
                                                                   50,550
   Trucking - 1.4%
           Landair Corporation *                        600         2,400
           P.A.M. Transportation
              Services, Inc. *                          600         5,925


   Trucking, continued
           Smithway Motor Xpress
              Corporation *                             600       $ 6,000
           USA Truck, Inc. *                            900         8,241
                                                              -----------
                                                                   22,566
   Utilities-Gas - 0.2%
           Delta Natual Gas Company, Inc.               230         3,824
                                                              ===========

   Total Common Stock (Identified Cost $1,347,118)            $ 1,557,092

Short-term Investments - 1.7%
   Money Market Funds - 1.7%
           Expedition Money Market Fund              27,034        27,034
                                                              -----------



Total Short-term Investments (Identified Cost $27,034)        $    27,034
                                                              -----------

Total Investments - 99.9%                                     $ 1,584,126

Other Assets and Liabilities, net - 0.1%                            2,039
                                                              ===========

Total Net Assets - 100.0%                                     $ 1,586,165
                                                              ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $1,374,152. Gross unrealized appreciation and depreciation were $364,165 and $154,191, respectively, or net unrealized appreciation of $209,974.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999

ASSETS:
     Investments at value (cost - $1,374,152)                                            $  1,584,126
     Receivable from adviser                                                                      671
     Receivable for dividends                                                                      48
     Prepaid expenses                                                                           7,151
     Deferred organization costs                                                                2,792
                                                                                         ------------
           Total assets                                                                     1,594,788
                                                                                         ------------

LIABILITIES:
     Bank overdraft                                                                               641
     Payable for shares redeemed                                                                2,705
     Payable for management fee                                                                    22
     Accrued expenses                                                                           5,255
                                                                                         ------------
           Total liabilities                                                                    8,623
                                                                                         ------------
     NET ASSETS (319,952 SHARES OUTSTANDING)                                             $  1,586,165
                                                                                         ============

     Net asset value, offering and redemption price per share ($1,586,165/319,952)       $       4.96
                                                                                         ============

NET ASSETS REPRESENT:
     Paid-in capital                                                                     $  1,710,546
     Undistributed net realized loss                                                         (334,355)
     Net unrealized appreciation of investments                                               209,974
                                                                                         ------------
     NET ASSETS                                                                          $  1,586,165
                                                                                         ============

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
     Dividends                                                                           $      1,431
     Interest                                                                                   1,828
                                                                                         ------------
           Total income                                                                         3,259

EXPENSES:
     Management fees                                                                            6,753
     Accounting fees                                                                            7,861
     Audit fees                                                                                 6,116
     Custody                                                                                    4,824
     Amortization of organization costs                                                           905
     Insurance                                                                                    179
     Legal                                                                                        439
     Registration fees                                                                          4,957
     Directors' fees                                                                              725
                                                                                         ------------
           Total expenses                                                                      32,759
     Less fees waived                                                                         (14,614)
     Less expenses reimbursed                                                                  (8,015)
                                                                                         ------------
           Net expenses                                                                        10,130
                                                                                         ------------

NET INVESTMENT LOSS                                                                            (6,871)
                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized loss on investments                                                        (334,355)
     Net change in unrealized appreciation                                                    181,969
                                                                                         ------------
     Net realized loss and unrealized appreciation                                           (152,386)
                                                                                         ------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                         $   (159,257)
                                                                                         ============

See accompanying notes to financial statements

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                       Year ended    July 31, 1997* to
INCREASE (DECREASE) IN NET ASSETS:                                   June 30, 1999     June 30, 1998
                                                                     -------------   -----------------
OPERATIONS:
     Net investment loss                                              $     (6,871)     $     (4,038)
     Net realized (loss) gain on investments                              (334,355)              837
     Net change in unrealized appreciation                                 181,969            28,005
                                                                      ------------      ------------
         Net increase resulting from operations                           (159,257)           24,804
                                                                      ------------      ------------
     Distributions to shareholders:
         From net investment income                                              0                 0
         From realized gains on investments                                      0                 0
                                                                      ------------      ------------
           Total distributions to shareholders                                   0                 0
FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                          989,238         2,955,365
     Reinvestment of dividends                                                   0                 0
     Cost of shares redeemed                                              (773,113)       (1,450,872)
                                                                      ------------      ------------
         Net increase from Fund share transactions                         216,125         1,504,493
                                                                      ------------      ------------
         Net increase in net assets                                         56,868         1,529,297
NET ASSETS:
     Beginning of period                                                 1,529,297                 0
                                                                      ------------      ------------
     End of period                                                    $  1,586,165      $  1,529,297
                                                                      ============      ============

Number of Fund shares:
     Sold                                                                  197,735           534,300
     Issued on dividends reinvested                                              0                 0
     Redeemed                                                             (146,743)         (265,340)
                                                                      ------------      ------------
         Net increase                                                       50,992           268,960
     Outstanding at beginning of period                                    268,960                 0
                                                                      ------------      ------------
     Outstanding at end of period                                          319,952           268,960
                                                                      ============      ============



               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                      Year ended     July 31, 1997* to
                                                                     June 30, 1999     June 30, 1998
                                                                     -------------   -----------------
PER SHARE DATA
     Net asset value, beginning of period                             $       5.69       $       5.00
                                                                      ------------       ------------
     Income (loss) from investment operations:
         Net investment loss                                                 (0.02)             (0.02)
         Net realized and unrealized gain                                    (0.71)              0.71
                                                                      ------------       ------------
              Total from investment operations                               (0.73)              0.69
                                                                      ------------       ------------
     Less distributions to shareholders:
         Net investment income                                                0.00               0.00
         Net realized gains                                                   0.00               0.00
                                                                      ------------       ------------
              Total distributions                                             0.00               0.00
                                                                      ------------       ------------
     Net asset value, end of period                                   $       4.96       $       5.69
                                                                      ============       ============

TOTAL RETURN [1]                                                             (12.8%)             13.8%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                        $  1,586,165       $  1,529,297
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                            0.75%              0.75%
         Expenses before waivers and reimbursements                           2.43%              1.74%
         Net investment loss after waivers and reimbursements                (0.51%)            (0.38%)

     Portfolio turnover rate [2]                                             48.29%             61.70%

[1]  Not annualized.
[2]  Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.     Management Contract:

       The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Index Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1999. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $835,651, and $633,859, respectively for the year ended June 30, 1999.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes:

       At June 30, 1999 the fund had $152,824 in capital loss carryforwards for federal income tax purposes expiring June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $181,531 to the year ended June 30, 2000.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 1999 the following reclassifications were made:

          Paid-in capital                              $(6,034)
          Undistributed net investment income            6,871
          Undistributed net realized gain                 (837)

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


                                         /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 23, 1999

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry Company                                   Shares               Value
    ----------------                                   ------           ------------
Common Stock - 93.4%
    Air Transport - 3.7%
            Amtran, Inc. *                             14,300           $    352,138
            Frontier Airlines, Inc. *                  10,000                161,250
                                                                        ------------
                                                                             513,388
    Building - 2.5%
            Building Materials Holding
               Corporation *                           16,500                189,750
            Hovnanian Enterprises, Inc. *               7,900                 69,125
            The Turner Corporation *                    4,800                 84,600
                                                                        ------------
                                                                             343,475
    Chemicals - 1.1%
            Material Sciences Corporation *             9,800                147,000

    Data Processing - Hardware - 0.3%
            NeoMagic Corporation *                      5,200                 43,713

    Data Processing - Software & Services - 23.2%
            ANSYS, Inc. *                              35,200                349,800
            Advanced Digital Information
               Corporation *                           21,300                862,650
            Caere Corporation *                        26,500                351,125
            DA consulting Group, Inc. *                19,000                114,000
            Health Management
               Systems, Inc. *                         19,500                107,250
            Merisel, Inc. *                            45,600                104,025
            MicroTouch Systems, Inc. *                 13,000                193,375
            SPSS Inc *                                  8,100                208,069
            The Santa Cruz Operation, Inc.             32,500                212,266
            Tecnomatix Technologies Ltd. *              8,000                140,000
            Wiztec Solutions Ltd. *                    24,400                579,500
                                                                        ------------
                                                                           3,222,060
    Electronics/Electric - 18.3%
            PSC Inc. *                                 12,900                126,581
            Power Integrations, Inc. *                 15,600              1,140,750
            Salton, Inc. *                             18,000                900,000
            The Titan Corporation *                    35,000                385,000
                                                                        ------------
                                                                           2,552,331


    Finance - 3.6%
            Delta Financial Corporation *               7,500                 47,813
            ISB Financial Corporation *                 3,800                 81,700
            Pilgram America Capital
               Corporation *                           19,000                368,125
                                                                        ------------
                                                                             497,638
    Health Care Facilities - 2.5%
            Sunquest Information
               Systems, Inc. *                         22,000                354,750

    Home Furnishings - 9.6%
            Ladd Furniture Inc. *                      26,700                560,700
            O'Sullivan Industries
               Holdings, Inc. *                        28,000                476,000
            Winslow Furniture, Inc,*                    9,000                302,625
                                                                        ------------
                                                                           1,339,325
    Housewares - 1.2%
            Media Arts Group, Inc. *                   37,400                163,625

    Insurance - 1.3%
            Vesta Insurance Group, Inc. *              40,000                185,000

    Leisure-Amusement - 2.7%
            JAKKS Pacific, Inc. *                       4,000                119,250
            SCP Pool Corporation *                      2,500                 64,688
            THQ Inc. *                                  6,500                186,875
                                                                        ------------
                                                                             370,813
    Medical Equipment/Supplies - 1.5%
            Empi, Inc. *                                8,500                207,188

    Retail Stores - 5.5%
            Creative Computers, Inc. *                 17,000                136,000
            The Children's Place Retail
               Stores, Inc. *                          12,464                504,792
            Wilsons The Leather
               Experts Inc. *                           7,900                129,856
                                                                        ------------
                                                                             770,648
    Services - 4.8%
            American Physician
               Partners, Inc. *                        14,000                100,625
            Innotrac Corporation *                     24,000                486,000
            Kaneb Services, Inc. *                     19,000                 80,750
                                                                        ------------
                                                                             667,375
    Telecommunications - 0.9%
            Comtech Telecommunications
               Corporation *                              350                  3,719
            Gilat Communications Ltd. *                 8,000                128,000
                                                                        ------------
                                                                             131,719
    Transportation/Freight - 6.1%
            Forward Air Corporation *                  30,400                855,000

    Trucking - 4.6%
            Arkansas Best Corporation *                51,700                513,769
            USA Truck, Inc. *                          14,000                128,188
                                                                        ------------
                                                                             641,957
                                                                        ------------
    Total Common Stock (Identified Cost $10,241,249)                    $ 13,007,005

 Short-term Investments - 6.1%
    Money Market Funds - 6.1%
            Expedition Money Market Fund              283,645                283,645
            Federated Money Market Prime
               Obligations Fund                       283,645                283,645
            SEI Daily Income Trust Prime
               Obligations Fund                       283,645                283,645
                                                                        ------------
                                                                             850,935
                                                                        ------------
    Total Short-term Investments
       (Identified Cost $850,935)                                       $    850,935
                                                                        ------------

   Total Investments - 99.5%                                            $ 13,857,940

   Other Assets and Liabilities, net - 0.5%                                   74,076
                                                                        ------------

   Total Net Assets - 100.0%                                            $ 13,932,016
                                                                        ============




* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $11,097,317.
Gross unrealized appreciation and depreciation were $3,927,923 and $1,162,167, respectively, or net unrealized appreciation of $2,765,756.


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999


ASSETS:
     Investments at value (cost - $11,092,184)                           $13,857,940
     Cash                                                                    131,868
     Receivable for investments sold                                         123,392
     Receivable from adviser                                                     204
     Receivable for interest                                                   2,213
     Prepaid expenses                                                         10,396
     Deferred organization costs                                               7,719
                                                                         -----------
           Total assets                                                   14,133,732
                                                                         -----------
LIABILITIES:
     Payable for shares redeemed                                             109,473
     Payable for investments purchased                                        84,500
     Payable for management fee                                                    9
     Accrued expenses                                                          7,734
                                                                         -----------
           Total liabilities                                                 201,716
                                                                         -----------
     NET ASSETS (2,182,232 SHARES OUTSTANDING)                           $13,932,016
                                                                         ===========
     Net asset value, offering and redemption price per
       share ($13,932,016 /2,182,232)                                    $      6.38
                                                                         ===========

NET ASSETS REPRESENT:
     Paid-in capital                                                     $11,167,541
     Undistributed net realized loss                                          (1,281)
     Net unrealized appreciation of investments                            2,765,756
                                                                         -----------
     NET ASSETS                                                          $13,932,016
                                                                         ===========



               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
     Dividends                                                            $    9,450
     Interest                                                                 28,217
                                                                          ----------
           Total income                                                       37,667
                                                                          ----------
EXPENSES:
     Management fees                                                          99,314
     Accounting fees                                                          40,754
     Audit fees                                                                6,114
     Custody                                                                  11,520
     Amortization of organization costs                                        1,931
     Insurance                                                                   958
     Legal                                                                     2,217
     Registration fees                                                         5,510
     Directors' fees                                                           1,313
                                                                          ----------
           Total expenses                                                    169,631
                                                                          ----------
NET INVESTMENT LOSS                                                         (131,964)
                                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                        130,683
     Net change in unrealized appreciation                                 2,765,756
                                                                          ----------
     Net realized and unrealized gain                                      2,896,439
                                                                          ----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                          $2,764,475
                                                                          ==========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS



                                                          Year ended     June 22, 1998* to
INCREASE (DECREASE) IN NET ASSETS:                       June 30, 1999     June 30, 1998
OPERATIONS:
     Net investment loss                                  $  (131,964)      $        0
     Net realized gain on investments                         130,683                0
     Net change in unrealized appreciation                  2,765,756                0
                                                          -----------       ----------
         Net increase resulting from operations             2,764,475                0
                                                          -----------       ----------
     Distributions to shareholders:
         From net investment income                                 0                0
         From realized gains on investments                         0                0
                                                          -----------       ----------
           Total distributions to shareholders                      0                0
FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                           9,742,068        9,079,575
     Reinvestment of dividends                                      0                0
     Cost of shares redeemed                               (7,646,132)          (7,970)
                                                          -----------       ----------
         Net increase from Fund share transactions          2,095,936        9,071,605
                                                          -----------       ----------
         Net increase in net assets                         4,860,411        9,071,605
NET ASSETS:
     Beginning of period                                    9,071,605                0
                                                          -----------       ----------
     End of period                                        $13,932,016       $9,071,605
                                                          ===========       ==========

Number of Fund shares:
     Sold                                                   1,938,703        1,815,915
     Issued on dividends reinvested                                 0                0
     Redeemed                                              (1,570,792)          (1,594)
                                                          -----------       ----------
         Net increase                                         367,911        1,814,321
     Outstanding at beginning of period                     1,814,321                0
                                                          -----------       ----------
     Outstanding at end of period                           2,182,232        1,814,321
                                                          ===========       ==========



               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                   Year ended    June 22, 1998* to
                                                                  June 30, 1999   June 30, 1998
PER SHARE DATA
     Net asset value, beginning of period                         $      5.00       $     5.00
                                                                  -----------       ----------
     Income (loss) from investment operations:
         Net investment loss                                            (0.06)            0.00
         Net realized and unrealized gain                                1.44             0.00
                                                                  -----------       ----------
              Total from investment operations                           1.38             0.00
                                                                  -----------       ----------
     Less distributions to shareholders:
         Net investment income                                           0.00             0.00
         Net realized gains                                              0.00             0.00
                                                                  -----------       ----------
              Total distributions                                        0.00             0.00
                                                                  -----------       ----------
     Net asset value, end of period                               $      6.38       $     5.00
                                                                  ===========       ==========

TOTAL RETURN [1]                                                         27.6%             0.0%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                    $13,932,016       $9,071,605
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                       1.54%            0.00%
         Expenses before waivers and reimbursements                      1.54%            0.00%
         Net investment income (loss) after waivers and
          reimbursements                                                (1.20%)           0.00%

     Portfolio turnover rate [2]                                        117.0%             0.0%

[1]  Not annualized.
[2]  Annualized.
*  June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio will close to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Micro-Cap Limited Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 1.9%.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the CRSP Cap-Based Portfolio 9 Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 2.8% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued



6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $21,460,799 and $11,347,097, respectively for the year ended June 30, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Micro-Cap Limited Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from June 22, 1998 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.


                                   /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 23, 1999

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


     Industry  Company                                Shares           Value
     --------  -------                                ------           -----
Common Stock - 95.2%
     Air Transport - 5.4%
               Amtran, Inc. *                         14,250     $   350,906
               Frontier Airlines, Inc. *              10,000         161,250
                                                                 -----------
                                                                     512,156
     Automobiles - 3.5%
               Ford Motor Company                      5,800         332,050

     Data Processing - Computer Systems - 2.3%
               Siebel Systems, Inc. *                  3,300         218,831

     Data Processing - Software & Services - 16.1%
               ANSYS, Inc. *                          27,300         271,294
               ARDENT Software, Inc. *                   100           2,125
               America Online, Inc. *                  4,600         508,300
               At Home Corporation *                   2,000         107,875
               CNET, Inc. *                            2,600         149,825
               Condor Technology
                  Solutions, Inc.*                    14,700          68,906
               Yahoo! Inc. *                           1,970         339,333
               uBid, Inc. *                            2,708          86,656
                                                                 -----------
                                                                   1,534,314
     Drugs-Generic and OTC - 2.8%
               Chattem, Inc. *                         4,700         149,519
               Medco Research, Inc. *                  4,500         118,125
                                                                 -----------
                                                                     267,644

     Electronics/Electric - 5.7%
               Instron Corporation                     5,000         101,250
               InterVoice, Inc. *                     12,900         186,244
               Power Integrations, Inc. *              1,000          73,125
               Salton, Inc. *                          3,660         183,000
                                                                 -----------
                                                                     543,619
     Finance - 6.7%
               ADVANTA Corporation                     3,600          65,025
               Pilgram America Capital
                  Corporation *                        9,300         180,188
               The Charles Schwab Corporation          3,565         388,585
                                                                 -----------
                                                                     633,798

     Home Furnishings - 4.0%
               Winsloew Furniture, Inc. *             11,400         383,325

     Jewelry, Silverware, Watches - 0.9%
               Jan Bell Marketing, Inc. *             25,500          89,250

     Machinery - 10.5%
               VISX, Inc. *                           12,600         997,763

     Medical Equipment/Supplies - 1.6%
               ICU Medical, Inc. *                     8,700         153,881

     Retail Stores - 18.5%
               American Eagle Outfitters, Inc. *       5,600         254,800
               Ann Taylor Stores Corporation *         6,000         270,000
               Best Buy Company, Inc. *                8,000         540,000
               Creative Computers, Inc. *              6,125          49,000
               The Children's Place Retail Stores,    12,636         511,758
               The Gap, Inc.                           2,700         136,013
                                                                 -----------
                                                                   1,761,571

   Services - 1.8%
             Innotrac Corporation *                   8,500     $  172,125

   Shipping/Shipbuilding - 0.0%
             Kirby Corporation *                         10            212

   Telecommunications - 9.0%
             Dycom Industries, Inc. *                 5,200        291,200
             QUALCOMM Inc. *                          2,650        380,275
             Tellabs, Inc. *                          2,700        182,419
                                                               -----------
                                                                   853,894
   Trucking - 6.4%
             Arkansas Best Corporation *             44,000        437,250
             Wabash National Corporation *            8,600        166,625
                                                               -----------
                                                                   603,875
                                                               -----------

   Total Common Stock (Identified Cost $6,424,710)             $ 9,058,308

Options - 0.2%
   Russell 2000 Index - 0.1%
             July, 1999 Calls @ $455 *                   12          9,900
   S&P 100 Index - 0.1%
             January, 2000 Puts @ 620 *                   5         10,563
                                                               -----------
                                                                    20,463

                                                               ===========

   Total Options (Identified Cost $25,956)                     $    20,463

Short-term Investments - 2.0%
   Money Market Funds - 2.0%


             Expedition Money Market Fund            63,101         63,101
             Federated Money Market Prime
                Obligations Fund                     61,245         61,245
             SEI Daily Income Trust Prime
                Obligations Fund                     61,245         61,245
                                                               -----------
                                                                   185,591

                                                               ===========

   Total Short-term Investments
      (Identified Cost $185,591)                                 $ 185,591

                                                               -----------

Total Investments - 97.4%                                      $ 9,264,362

Other Assets and Liabilities, net - 2.6%                           245,261

                                                               ===========

Total Net Assets - 100.0%                                      $ 9,509,623
                                                               ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $6,636,257. Gross unrealized appreciation and depreciation were $2,823,681 and $195,576, respectively, or net unrealized appreciation of $2,628,105.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999

ASSETS:
      Investments at value (cost - $6,636,257)                                                        $9,264,362
      Cash                                                                                                90,793
      Receivable from adviser                                                                                177
      Receivable for securities sold                                                                     167,186
      Receivable for interest                                                                              1,382
      Prepaid expenses                                                                                     5,000
                                                                                                      ----------
            Total assets                                                                               9,528,900
                                                                                                      ----------

LIABILITIES:
      Payable for shares redeemed                                                                            574
      Payable for investments purchased                                                                    9,927
      Payable for management fee                                                                              52
      Accrued expenses                                                                                     8,724
                                                                                                      ----------
            Total liabilities                                                                             19,277
                                                                                                      ----------
      NET ASSETS ( 365,420 SHARES OUTSTANDING)                                                        $9,509,623
                                                                                                      ==========
      Net asset value, offering and redemption price per share ($9,509,623 / 365,420)                     $26.02
                                                                                                      ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                                 $6,151,083
      Undistributed net realized gain                                                                    730,435
      Net unrealized appreciation of investments                                                       2,628,105
                                                                                                      ----------
      NET ASSETS                                                                                      $9,509,623
                                                                                                      ==========

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                                          $10,766
      Interest                                                                                            17,124
                                                                                                      ----------
            Total income                                                                                  27,890

EXPENSES:
      Management fees                                                                                     14,577
      Accounting fees                                                                                     36,583
      Audit fees                                                                                           5,201
      Custody                                                                                              4,159
      Amortization of organization costs                                                                   4,614
      Insurance                                                                                            1,026
      Legal                                                                                                    6
      Registration fees                                                                                    7,592
      Directors' fees                                                                                      1,379
      Miscellaneous                                                                                          307
                                                                                                      ----------
            Total expenses                                                                                75,444
                                                                                                      ----------

NET INVESTMENT LOSS                                                                                      (47,554)
                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                                   839,698
      Net realized loss on options                                                                       (61,855)
      Net change in unrealized appreciation                                                            1,914,535
                                                                                                      ----------
      Net realized and unrealized gain                                                                 2,692,378
                                                                                                      ----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                      $2,644,824
                                                                                                      ==========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                              June 30, 1999      June 30, 1998
OPERATIONS:
      Net investment loss                                       $      (47,554)    $      (80,860)
      Net realized gain on investments                                 839,698            584,511
      Net realized loss on options                                     (61,855)           (27,950)
      Net change in unrealized appreciation                          1,914,535            213,313
-------------------------------------------------------------------------------------------------
          Net increase resulting from operations                     2,644,824            689,014
-------------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                         0                  0
          From realized gains on investments                          (196,285)          (455,880)
-------------------------------------------------------------------------------------------------
            Total distributions to shareholders                       (196,285)          (455,880)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                   6,114,447          6,076,613
      Reinvestment of dividends                                        195,660            451,952
      Cost of shares redeemed                                       (6,100,843)        (3,330,369)
-------------------------------------------------------------------------------------------------
          Net increase from Fund share transactions                    209,264          3,198,196
-------------------------------------------------------------------------------------------------
          Net increase in net assets                                 2,657,803          3,431,330
NET ASSETS:
      Beginning of period                                            6,851,820          3,420,490
-------------------------------------------------------------------------------------------------
      End of period                                                 $9,509,623         $6,851,820
-------------------------------------------------------------------------------------------------

Number of Fund shares:
      Sold                                                             313,043            293,674
      Issued on dividends reinvested                                    13,635             25,433
      Redeemed                                                        (298,404)          (163,996)
-------------------------------------------------------------------------------------------------
          Net increase                                                  28,274            155,111
      Outstanding at beginning of period                               337,146            182,035
-------------------------------------------------------------------------------------------------
      Outstanding at end of period                                     365,420            337,146
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                        Year ended          Year ended          Year ended
                                                                       June 30, 1999       June 30, 1998       June 30, 1997
PER SHARE DATA
      Net asset value, beginning of period                                    $20.32              $18.79              $16.66
------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
          Net investment loss                                                  (0.13)              (0.30)              (0.24)
          Net realized and unrealized gain                                      6.43                3.46                3.43
------------------------------------------------------------------------------------------------------------------------------
               Total from investment operations                                 6.30                3.16                3.19
------------------------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                                                 0.00                0.00                0.00
          Net realized gains                                                   (0.60)              (1.63)              (1.06)
------------------------------------------------------------------------------------------------------------------------------
               Total distributions                                             (0.60)              (1.63)              (1.06)
------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                                          $26.02              $20.32              $18.79
==============================================================================================================================

TOTAL RETURN [1]                                                               33.4%               18.1%               19.9%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                           $9,509,623          $6,851,820          $3,420,490
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                            1.04%               2.00%               2.00%
          Expenses before waivers and reimbursements                           1.04%               2.00%               2.77%
          Net investment loss after waivers and reimbursements                (0.65%)             (1.50%)             (1.40%)

      Portfolio turnover rate [2]                                             211.1%              132.3%              138.9%

                                                                        Year ended          8/5/94* to
                                                                       June 30, 1996      June 30, 1995
PER SHARE DATA
      Net asset value, beginning of period                                    $11.71              $9.89
--------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
          Net investment loss                                                  (0.18)             (0.02)
          Net realized and unrealized gain                                      5.22               1.84
--------------------------------------------------------------------------------------------------------
               Total from investment operations                                 5.04               1.82
--------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                                                 0.00               0.00
          Net realized gains                                                   (0.09)              0.00
--------------------------------------------------------------------------------------------------------
               Total distributions                                             (0.09)              0.00
--------------------------------------------------------------------------------------------------------
      Net asset value, end of period                                          $16.66             $11.71
========================================================================================================

TOTAL RETURN [1]                                                               43.3%              19.5%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                           $1,502,485           $276,272
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                            1.97%              1.86%
          Expenses before waivers and reimbursements                           5.73%             16.15%
          Net investment loss after waivers and reimbursements                (1.26%)            (0.30%)

      Portfolio turnover rate [2]                                             167.7%             139.9%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
 * August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Aggressive Growth Portfolio follows:

                                                Call Options                   Put Options
                                          -------------------------      ------------------------
                                             Number           Cost          Number          Cost
                                          ----------  -------------      ----------  ------------
       Options outstanding June 30, 1998         206  $      94,431               0  $          0
       Options purchased                          82         82,748              36        49,450
       Options expired                          (106)       (55,174)              0             0
       Options exercised                         (14)        (6,857)             (6)       (3,175)
       Options closed                           (156)      (105,221)            (25)      (30,246)
                                          ----------  -------------      ----------  ------------
       Options outstanding June 30, 1999          12  $       9,927               5  $     16,029
                                          ==========  =============      ==========  ============

       Market value June 30, 1999                     $       9,900                  $     10,563
                                                      =============                  ============


  4.   Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of the portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $14,777,819 and $15,217,829, respectively, for the year ended June 30, 1999.

8.     Federal Income Taxes:

       During the year ended June 30, 1999, the Fund paid a dividend from net investment income of $0.1005 and a long-term capital gain distribution of $0.4962 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 1999 the following reclassifications were made:

                  Paid-in capital                                $   (676)
                  Undistributed net investment income              47,554
                  Undistributed net realized gain                 (46,878)

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.


                                              /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 23, 1999

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                        Shares         Value
    --------  -------                                        ------         -----

Common Stock - 96.1%
    Aluminum & Products - 1.1%
            InVision Technologies, Inc.*                       5,900    $     30,238

    Automobiles - 2.2%
            Ford Motor Company                                 1,100          62,975


    Banking - 8.3%
            BankBoston Corporation                                90           4,601
            MBNA Corporation                                   1,687          51,664
            Mid-State Bancshares                               1,700          57,375
            The Chase Manhattan
               Corporation                                     1,400         121,100
                                                                        ------------
                                                                             234,740

    Data Processing - Hardware - 6.1%
            International Business Machines
               Corporation                                     1,340         173,530


    Data Processing - Software & Services - 11.7%
            CNET, Inc.*                                          832          47,944
            Microsoft Corporation*                             1,320         119,048
            Unify Corporation*                                12,000         162,000
                                                                        ------------
                                                                             328,992
    Drugs-Generic and OTC - 9.3%
            Eli Lilly and Company                                790          56,584
            Merck & Co., Inc.                                    820          60,373
            Pfizer Inc.                                          610          66,490
            Schering-Plough Corporation                        1,476          77,490
                                                                        ------------
                                                                             260,937
    Electronics/Electric - 4.7%
            Intel Corporation                                     80           4,760
            Xerox Corporation                                  2,150         126,984
                                                                        ------------
                                                                             131,744
    Finance - 5.2%
            Federal National Mtg. Assn                         1,640         111,930
            SLM Holding Corporation                              770          35,276
                                                                        ------------
                                                                             147,206

    Food - 6.0%
            Ben & Jerry's Homemade, Inc.*                      3,650         101,288
            Green Mountain Coffee, Inc.*                       7,400          50,644
            Horizon Organic Holding
               Corporation*                                    1,100          16,088
                                                                        ------------
                                                                             168,020

    Health Care Facilities - Services - 3.4%
            PacifiCare Health Systems, Inc.*                   1,340          96,396

    Leather & Shoes - 2.3%
            The Timberland Company                               940          63,979


    Leisure-Amusement - 3.6%

            Time Warner Inc.                                   1,400         101,675

    Machinery - 4.5%
            VISX, Inc.*                                        1,600         126,700

    Medical Equipment/Supplies - 4.1%
            Johnson & Johnson                                    640          62,720
            WRP Corporation*                                   9,300          52,603
                                                                        ------------
                                                                             115,323

   Retail Stores - 18.5%
           Dayton Hudson Corporation                           1,100    $     71,500
           Safeway Inc.*                                       1,424          70,488
           Starbucks Corporation*                              3,400         127,713
           The Gap, Inc.                                       2,869         144,513
           The Home Depot, Inc.                                1,670         107,611
                                                                        ------------
                                                                             521,825
   Telecommunications - 3.2%
           Vodafone Group Public Limited
              Company*                                           465          91,605

   Transportation - 1.9%
           RailAmerica, Inc.*                                  5,200          53,625

                                                                        ============

   Total Common Stock (Identified Cost $1,899,761)                      $  2,709,510

                                                                        ============
Options - 0.1%
   S&P 100 Index - 0.1%
           January, 2000 Puts @ 620*                               2           4,225

                                                                        ------------


   Total Options (Identified Cost $6,402)                               $      4,225

Short-term Investments - 1.6%
   Money Market Funds - 1.6%
           Expedition Money Market Fund                        7,511           7,511
           Federated Money Market Prime
              Obligations Fund                                 7,511           7,511
           Federated Money Market Trust
              Fund                                             7,069           7,069
           Federated Prime Obligations
              Fund                                             7,069           7,069
           SEI Daily Income Trust Money
              Market Fund                                      7,511           7,511
           SEI Daily Income Trust Prime
              Obligations Fund                                 7,511           7,511
                                                                        ------------
                                                                              44,182

                                                                        ============

   Total Short-term Investments
      (Identified Cost $44,182)                                         $     44,182

                                                                        ============

Total Investments - 97.8%                                               $  2,757,917

Other Assets and Liabilities, net - 2.2%                                      61,669

                                                                        ------------

Total Net Assets - 100.0%                                               $  2,819,586
                                                                        ============


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $1,950,345.
Gross unrealized appreciation and depreciation were $866,591 and $59,019, respectively, or net unrealized appreciation of $807,572


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 1999

ASSETS:
      Investments at value (cost - $1,950,345)                                                      $2,757,917
      Cash                                                                                              58,256
      Receivable for interest                                                                              289
      Receivable for dividends                                                                             769
      Receivable from adviser                                                                              157
      Prepaid expenses                                                                                   7,643
                                                                                                    ----------
            Total assets                                                                             2,825,031
                                                                                                    ----------

LIABILITIES:
      Payable for management fee                                                                            15
      Accrued expenses                                                                                   5,430
                                                                                                    ----------
            Total liabilities                                                                            5,445
                                                                                                    ----------
      NET ASSETS (106,590 SHARES OUTSTANDING)                                                       $2,819,586
                                                                                                    ==========
      Net asset value, offering and redemption price per share ($2,819,586 / 106,590)               $    26.45
                                                                                                    ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                               $1,981,013
      Net realized gain                                                                                 31,001
      Net unrealized appreciation of investments                                                       807,572
                                                                                                    ----------
      NET ASSETS                                                                                    $2,819,586
                                                                                                    ==========

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                                     $   8,802
      Interest                                                                                          8,975
                                                                                                    ---------
            Total income                                                                               17,777

EXPENSES:
      Management fees                                                                                   3,966
      Accounting fees                                                                                  18,118
      Audit fees                                                                                        5,201
      Custody                                                                                           3,286
      Amortization of organization costs                                                                4,610
      Insurance                                                                                           175
      Legal                                                                                                77
      Registration fees                                                                                 6,069
      Directors' fees                                                                                     711
                                                                                                    ---------
            Total expenses                                                                             42,213
      Less fees waived                                                                                (12,518)
                                                                                                    ---------
            Net expenses                                                                               29,695
                                                                                                    ---------

NET INVESTMENT LOSS                                                                                   (11,918)
                                                                                                    ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                                 26,525
      Net realized gain on options                                                                      4,477
      Net change in unrealized appreciation                                                           443,829
                                                                                                    ---------
      Net realized and unrealized gain                                                                474,831
                                                                                                    ---------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                    $ 462,913
                                                                                                    =========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                            Year ended        Year ended
INCREASE (DECREASE) IN NET ASSETS:                         June 30, 1999    June 30, 1998
OPERATIONS:
      Net investment income (loss)                          $   (11,918)     $       215
      Net realized gain on investments                           26,525           43,383
      Net realized gain on options                                4,477                0
      Net change in unrealized appreciation                     443,829          246,810
                                                            -----------      -----------
          Net increase resulting from operations                462,913          290,408
                                                            -----------      -----------
      Distributions to shareholders:
          From net investment income                                  0             (547)
          From realized gains on investments                    (12,184)         (30,868)
                                                            -----------      -----------
            Total distributions to shareholders                 (12,184)         (31,415)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                            1,562,038          671,280
      Reinvestment of dividends                                  11,534           28,882
      Cost of shares redeemed                                  (677,938)        (123,861)
                                                            -----------      -----------
          Net increase from Fund share transactions             895,634          576,301
                                                            -----------      -----------
          Net increase in net assets                          1,346,363          835,294
NET ASSETS:
      Beginning of period                                     1,473,223          637,929
                                                            -----------      -----------
      End of period (including undistributed investment
              income of $724 on June 30, 1998)              $ 2,819,586      $ 1,473,223
                                                            ===========      ===========

Number of Fund shares:
      Sold                                                       65,562           34,827
      Issued on dividends reinvested                                592            1,681
      Redeemed                                                  (29,256)          (6,179)
                                                            -----------      -----------
          Net increase                                           36,898           30,329
      Outstanding at beginning of period                         69,692           39,363
                                                            -----------      -----------
      Outstanding at end of period                              106,590           69,692
                                                            ===========      ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)

                                                                            Year ended           Year ended         Year ended
                                                                           June 30, 1999       June 30, 1998       June 30, 1997
PER SHARE DATA
     Net asset value, beginning of period                                  $       21.14       $       16.21       $       14.68
                                                                           -------------       -------------       -------------
     Income (loss) from investment operations:
         Net investment income (loss)                                              (0.14)               0.00                0.03
         Net realized and unrealized gain                                           5.62                5.57                2.31
                                                                           -------------       -------------       -------------
              Total from investment operations                                      5.48                5.57                2.34
                                                                           -------------       -------------       -------------
     Less distributions to shareholders:
         Net investment income (loss)                                               0.00               (0.01)               0.00
         Net realized gains                                                        (0.17)              (0.63)              (0.81)
                                                                           -------------       -------------       -------------
              Total distributions                                                  (0.17)              (0.64)              (0.81)
                                                                           -------------       -------------       -------------
     Net asset value, end of period                                        $       26.45       $       21.14       $       16.21
                                                                           =============       =============       =============

TOTAL RETURN [1]                                                                    26.2%               35.3%               16.9%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                             $   2,819,586       $   1,473,223       $     637,929
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                                  1.50%               1.50%               1.50%
         Expenses before waivers and reimbursements                                 2.13%               3.81%               5.81%
         Net investment income (loss) after waivers and reimbursements             (0.60%)              0.02%               0.24%

     Portfolio turnover rate [2]                                                    58.0%               37.8%               35.5%

                                                                            Year ended           8/5/94* to
                                                                           June 30, 1996       June 30, 1995
PER SHARE DATA
     Net asset value, beginning of period                                  $       11.61       $        9.85
                                                                           -------------       -------------
     Income (loss) from investment operations:
         Net investment income (loss)                                              (0.02)               0.07
         Net realized and unrealized gain                                           3.11                1.70
                                                                           -------------       -------------
              Total from investment operations                                      3.09                1.77
                                                                           -------------       -------------
     Less distributions to shareholders:
         Net investment income (loss)                                              (0.02)              (0.01)
         Net realized gains                                                         0.00                0.00
                                                                           -------------       -------------
              Total distributions                                                  (0.02)              (0.01)
                                                                           -------------       -------------
     Net asset value, end of period                                        $       14.68       $       11.61
                                                                           =============       =============

TOTAL RETURN [1]                                                                    26.6%               18.9%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                             $     360,960       $      64,421
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                                  1.48%               1.46%
         Expenses before waivers and reimbursements                                16.80%              72.83%
         Net investment income (loss) after waivers and reimbursements             (0.17%)              0.90%

     Portfolio turnover rate [2]                                                    83.8%               71.7%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
* August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.   Organization:

     Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

     The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

     Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation

     Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

     Federal Income Taxes

     It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

     Distributions to Shareholders

     Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

     Use of Estimates in Financial Statements

     In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.   Significant Accounting Policies, Continued:

     Risks and Uncertainties

     The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. See the prospectus for additional risk information.

     12b-1 Plan

     The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

     Other

     Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

     Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.   Use of Derivative Instruments:

     The Social Responsibility Portfolio may use derivative securities such as the purchases and sales of futures and stock and index options to hedge risk. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Social Responsibility Portfolio follows:

                                           Call Options                 Put Options
                                      ----------------------      ----------------------
                                       Number         Cost         Number         Cost
                                      --------      --------      --------      --------
Options outstanding June 30, 1998            0      $      0             0      $      0
Options purchased                           18        25,268            11        16,057
Options exercised                           (0)           (0)           (2)       (1,052)
Options closed                             (18)      (25,268)           (7)       (8,603)
                                      --------      --------      --------      --------
Options outstanding June 30, 1999            0      $      0             2      $  6,402
                                      ========      ========      ========      ========

Market value June 30, 1999                          $      0                    $  4,225
                                                    ========                    ========

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.   Management Contract:

     The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

     The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

5.   Related Party Transactions:

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

     The Adviser has agreed to reimburse the Social Responsibility Portfolio for any operating expenses above 1.5%. To achieve this expense level the Adviser has waived the management fees and $8,552 of the accounting fees for the year ended June 30, 1999.

6.   Custodial Agreement:

     The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.   Cost, Purchases and Sales of Investment Securities:

     Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $2,159,930 and $1,028,715, respectively for the year ended June 30, 1999.

8.   Federal Income Taxes:

     During the year ended June 30, 1999, the Fund paid a long-term capital gain distribution of $0.1655 per share to shareholders of record.

     Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 1999 the following reclassifications were made:

          Paid-in capital                              $(14,729)
          Undistributed net investment income            11,194
          Undistributed net realized gain                 3,535

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


                                    /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 23, 1999

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 1999


 Industry      Company                                               Shares        Value
 --------      -------                                               ------        -----
Common Stock - 99.9%
    Auto Parts - 0.4%
            Delphi Automotive Systems
               Corporation                                            1,002     $   18,537

    Automobiles - 4.3%
            Ford Motor Company                                        1,787        102,306
            General Motors Corporation                                1,434         94,644
                                                                                ----------
                                                                                   196,950
    Banking - 5.0%
            BankAmerica Corporation                                   1,470        107,769
            Citigroup Inc.                                            2,512        119,296
                                                                                ----------
                                                                                   227,065
    Beverages - 2.1%
            The Coca-Cola Company                                     1,538         95,356

    Chemicals - 2.5%
            E.I. du Pont de Nemours and
               Company                                                1,634        111,521

    Cosmetics & Toiletries - 2.0%
            Gillette Company                                          2,194         89,954

    Data Processing - Hardware - 9.0%
            Cisco Systems, Inc. *                                     1,602        103,029
            Dell Computer Corporation *                               3,290        121,730
            International Business Machines
               Corporation                                            1,420        183,890
                                                                                ----------
                                                                                   408,649
    Data Processing - Software & Services - 7.1%
            America Online, Inc. *                                      928        102,544
            Microsoft Corporation *                                   1,450        130,772
            Oracle Corporation *                                      2,412         89,546
                                                                                ----------
                                                                                   322,862
    Drugs-Generic and OTC - 11.3%
            Bristol-Meyers Squibb Company                             1,779        125,308
            Eli Lilly and Company                                     1,671        119,685
            Merck & Company, Inc.                                     2,086        153,582
            Pfizer Inc.                                               1,026        111,834
                                                                                ----------
                                                                                   510,409
    Electronics/Electric - 8.0%
            General Electric Company                                    889         99,457
            Intel Corporation                                         2,114        125,783
            Motorola, Inc.                                            1,442        136,449
                                                                                ----------
                                                                                   361,689
    Finance - 2.5%
            Federal National Mtg. Assn                                1,670        113,978

    Food Serving - 2.2%
            McDonald's Corporation                                    2,454        100,921

    Household Products - 2.6%
            The Proctor & Gamble Company                              1,290        115,133

    Insurance - 3.4%
           American International
              Group, Inc.                                             1,317        154,418

    Leisure-Amusement - 4.8%
           The Walt Disney Company                                    3,925        119,713
           Time Warner Inc.                                           1,360         98,770
                                                                                ----------
                                                                                   218,483
    Medical Equipment/Supplies - 3.2%
           Johnson & Johnson                                          1,456        142,688

    Oil & Gas - 6.5%
           Chevron Corporation                                        1,572        149,438
           Exxon Corporation                                            973         75,043
           Mobil Corporation                                            696         68,730
                                                                                ----------
                                                                                   293,211
    Retail Stores - 5.7%
           The Home Depot, Inc.                                       1,497         96,463
           Wal-Mart Stores, Inc.                                      3,324        160,383
                                                                                ----------
                                                                                   256,846
    Specialty Instruments - 3.1%
           Hewlett-Packard Company                                    1,398        140,499

    Telecommunications - 14.2%
           AT&T Corporation                                           2,515        140,368
           Bell Atlantic Corporation                                  1,729        113,033
           GTE Corporation                                            1,321         99,736
           Lucent Technologies Inc.                                   1,498        101,021
           MCI WORLDCOM, Inc. *                                       1,002         86,235
           SBC Communications, Inc.                                   1,804        104,632
                                                                                ----------
                                                                                   645,025
                                                                                ==========

    Total Common Stock (Identified Cost $3,826,412)                             $4,524,194
                                                                                ==========


Total Investments - 99.9%                                                       $4,524,194

Other Assets and Liabilities, net - 0.1%                                             4,238
                                                                                ==========


Total Net Assets - 100.0%                                                       $4,528,432
                                                                                ==========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $3,839,058. Gross unrealized appreciation and depreciation were $742,818 and $45,036, respectively, or net unrealized appreciation of $697,782.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999

ASSETS:
      Investments at value (cost - $3,826,412)                                             $4,524,194
      Cash                                                                                     23,166
      Receivable for interest                                                                      18
      Receivable for dividends                                                                  2,134
      Receivable from adviser                                                                     821
      Prepaid expenses                                                                            478
      Deferred organization costs                                                               2,792
                                                                                           ----------
            Total assets                                                                    4,553,603
                                                                                           ----------

LIABILITIES:
      Payable for investments purchased                                                        22,366
      Payable for management fee                                                                   10
      Payable for organization costs                                                            2,795
                                                                                           ----------
            Total liabilities                                                                  25,171
                                                                                           ----------
      NET ASSETS (572,436 SHARES OUTSTANDING)                                              $4,528,432
                                                                                           ==========
      Net asset value, offering and redemption price per share ($4,528,432 / 572,436)           $7.91
                                                                                           ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $3,869,621
      Undistributed net investment income                                                      18,653
      Net realized loss on investments                                                        (57,624)
      Net unrealized appreciation of investments                                              697,782
                                                                                           ----------
      NET ASSETS                                                                           $4,528,432
                                                                                           ==========

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                               $26,193
      Interest                                                                                    348
                                                                                             --------
            Total income                                                                       26,541

EXPENSES:
      Management fees                                                                           1,754
      Accounting fees                                                                           8,160
      Audit fees                                                                                5,201
      Custody                                                                                   1,347
      Amortization of organization costs                                                          905
      Insurance                                                                                    47
      Legal                                                                                       345
      Registration fees                                                                         1,093
      Directors fees                                                                              794
                                                                                             --------
            Total expenses                                                                     19,646
      Less fees waived                                                                         (9,914)
      Less expenses reimbursed                                                                 (6,444)
                                                                                             --------
            Net expenses                                                                        3,288
                                                                                             --------

NET INVESTMENT INCOME                                                                          23,253
                                                                                             --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                        (56,739)
      Net change in unrealized appreciation                                                   655,872
                                                                                             --------
      Net realized and unrealized gain                                                        599,133
                                                                                             --------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                             $622,386
                                                                                             ========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      Year ended     July 31, 1997* to
INCREASE (DECREASE) IN NET ASSETS:                                   June 30, 1999    June 30, 1998
OPERATIONS:
      Net investment income                                           $    23,253      $     1,941
      Net realized loss on investments                                    (56,739)            (885)
      Net change in unrealized depreciation                               655,872           41,910
                                                                      -----------      -----------
          Net increase resulting from operations                          622,386           42,966
                                                                      -----------      -----------
      Distributions to shareholders:
          From net investment income                                       (6,541)               0
          From realized gains on investments                                    0                0
                                                                      -----------      -----------
            Total distributions to shareholders                            (6,541)               0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                      4,586,906          410,146
      Reinvestment of dividends                                             6,278                0
      Cost of shares redeemed                                          (1,066,968)         (66,741)
                                                                      -----------      -----------
          Net increase from Fund share transactions                     3,526,216          343,405
                                                                      -----------      -----------
          Net increase in net assets                                    4,142,061          386,371
NET ASSETS:
      Beginning of period                                                 386,371                0
                                                                      -----------      -----------
      End of period (including undistributed net investment
          income of $18,653 and $1,941, respectively)                 $ 4,528,432      $   386,371
                                                                      ===========      ===========

Number of Fund shares:
      Sold                                                                663,522           75,335
      Issued on dividends reinvested                                        1,068                0
      Redeemed                                                           (155,521)         (11,968)
                                                                      -----------      -----------
          Net increase                                                    509,069           63,367
      Outstanding at beginning of period                                   63,367                0
                                                                      -----------      -----------
      Outstanding at end of period                                        572,436           63,367
                                                                      ===========      ===========

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                       Year ended      July 31, 1997* to
                                                                      June 30, 1999      June 30, 1998
                                                                      -------------    -----------------
PER SHARE DATA
      Net asset value, beginning of period                            $        6.10       $      5.00
                                                                      -------------       -----------
      Income (loss) from investment operations:
          Net investment income                                                0.07              0.07
          Net realized and unrealized gain                                     1.77              1.03
                                                                      -------------       -----------
               Total from investment operations                                1.84              1.10
                                                                      -------------       -----------
      Less distributions to shareholders:
          Net investment income                                               (0.03)             0.00
          Net realized gains                                                   0.00              0.00
                                                                      -------------       -----------
               Total distributions                                            (0.03)             0.00
                                                                      -------------       -----------
      Net asset value, end of period                                  $        7.91       $      6.10
                                                                      =============       ===========

TOTAL RETURN [1]                                                               30.3%             22.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                       $   4,528,432       $   386,371
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                            0.15%             0.15%
          Expenses before waivers and reimbursements                           0.90%             9.73%
          Net investment income after waivers and reimbursements               1.06%             1.47%

      Portfolio turnover rate [2]                                              16.6%             64.3%

[1]   Not annualized.
[2]   Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

         Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.       Management Contract:

         The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1999. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

         Payable for organization costs is payable to the Adviser.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $3,915,165 and $363,144, respectively for the year ended June 30, 1999.

7.       Federal Income Taxes:

         During the year ended June 30, 1999, the Fund paid a dividend from net investment income of $0.0303 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

         At June 30, 1999 the fund had $885 and $25,756 in capital loss carryforwards for federal income tax purposes expiring June 30, 2006 and June 30, 2007, respectively. The Fund incurred and elected to defer post-October 31 net capital losses of $18,352 to the year ended June 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Large 35 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.




                                              /s/ PRICEWATERHOUSE COOPERS, LLP


Houston, Texas
August 23, 1999